UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2011

AXION INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-13111	84-0846389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 South Street, Suite 104, New Providence, New Jersey	07974
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 542-0888

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On February 1, 2011, the Company issued a press release announcing the execution of a contract with a Class 1 Railroad, a copy of which is filed as an exhibit to this Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release Dated February 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AXION INTERNATIONAL HOLDINGS, INC.
Date: February 1, 2011
	By:	/s/ Steven Silverman
Name: Steven Silverman
Title: Chief Executive Officer